UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2024

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way
Irvine, California 92614
(Address of principal executive offices and zip code)

(949) 250-2500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2024, Edwards Lifesciences Corporation, a Delaware corporation (the “Company”), appointed David T. Feinberg, M.D. to the Company’s Board of Directors (the “Board”), effective immediately. The Board also appointed Dr. Feinberg to serve as a member of the Audit Committee of the Board.

David T. Feinberg, M.D., age 62, has been serving as the Chairman of Oracle Health since 2022, when Oracle Corporation acquired Cerner Corporation, where he served as CEO from 2021 to 2022. Dr. Feinberg brings almost three decades of experience in health system and health information technology services management, including serving as Vice President at Google Health from 2019 to 2021, where he led Google’s health efforts. Prior to that, Dr. Feinberg was President and CEO at Geisinger Health, a physician-led health system. And from 2008 to 2015, Dr. Feinberg held positions of increasing responsibility at UCLA, including as President and CEO of UCLA Health, after more than 20 years on the faculty at UCLA. Dr. Feinberg currently serves on the board and is the chair of the clinic quality committee, and a member of the nominating, governance, and sustainability committee of Humana. And in the past, he has served on the boards of Douglass Emmett, Inc. and OSI Systems, each a public company. He also sits on the boards of Intus Care and RAND, Social Economy Policy Advisory Board. Dr. Feinberg earned his bachelor’s degree in economics from the University of California at Berkeley, his M.D. from the University of Health Sciences/ Chicago Medical School, and his MBA from Pepperdine University.

There is no arrangement or understanding between Dr. Feinberg and any other persons pursuant to which he was selected as a director. Dr. Feinberg has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Dr. Feinberg will receive the pro rata compensation for his services as a non-employee director as described under “Director Compensation” in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2024. The Company will also enter into its standard form of indemnification agreement with Dr. Feinberg, which agreement is filed as Exhibit 10.20 to the Company’s Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 27, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Linda J. Park
Linda J. Park
Date: July 10, 2024		Senior Vice President, Associate General Counsel and Corporate Secretary

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